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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            ROPER INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           [ROPER LOGO APPEARS HERE]

                            ROPER INDUSTRIES, INC.
                              160 Ben Burton Road
                             Bogart, Georgia 30622
                                 706-369-7170

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The 2000 Annual Meeting of Shareholders of Roper Industries, Inc. ("Annual Meeting") will be held at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 on Friday, March 17, 2000, at 12-noon local time, for the following purposes.

     1.   To elect three (3) Directors;

     2. To vote on the adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");

     3. To vote on the adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and

     4.   To transact any other business properly brought before the meeting.

     Only shareholders of record at the close of business on January 31, 2000 will be entitled to vote at the Annual Meeting or any adjourned meeting, and these shareholders will be entitled to vote whether or not they have transferred any of their Common Stock since that date.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                   By Order of the Board of Directors



                                   /s/ Shanler D. Cronk
                                   Shanler D. Cronk
                                   Secretary


Bogart, Georgia
February 4, 2000

                                ---------------
                                PROXY STATEMENT
                                ---------------

                                    GENERAL

     The enclosed Proxy is solicited by the Board of Directors of Roper Industries, Inc. (the "Company"). The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time, without additional compensation, to solicitation by fax, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. Proxies may be revoked at any time prior to voting.

     The mailing address of the principal executive offices of the Company is Roper Industries, Inc., 160 Ben Burton Road, Bogart, Georgia 30622. This Proxy Statement and the enclosed Proxy together with the 1999 Annual Report to Shareholders was mailed to shareholders on or about February 4, 2000. On written request mailed to the attention of the Chief Financial Officer of the Company at the address set forth above, the Company will provide without charge a copy of its 1999 Annual Report on Form 10-K filed with the Securities and Exchange Commission.


                               VOTING SECURITIES

     As of January 31, 2000 (the "Record Date"), the Company had outstanding 30,404,000 shares of Common Stock, all of which shares are entitled to vote. The Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") provides that each outstanding share of Common Stock will entitle the holder thereof to five (5) votes, except that holders of outstanding shares of Common Stock with respect to which there has been a change in beneficial ownership during the four (4) years immediately preceding the Record Date will be entitled to one (1) vote per share. Accordingly, shares owned on or before January 31, 1996, and as to which there has been no change in beneficial ownership since that date, are entitled to five (5) votes per share. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split shall be entitled to the same number of votes as the originally issued shares with respect to which they were distributed, unless there has been a change in beneficial ownership of such shares subsequent to such stock dividend. The actual voting power of each holder of Common Stock will be based on stock ownership on the Record Date, as demonstrated by shareholder records at the time of the Annual Meeting. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five (5) votes for each share will be voted with one
(1) vote for each share. See "OTHER INFORMATION - Voting by Proxy and Confirmation of Beneficial Ownership" on page 21.

     Under the rules of the New York Stock Exchange, brokers who hold shares in a street name have the authority to vote on the election of Directors and on certain other items when they have not received instructions from beneficial owners. Accordingly, brokers will have discretionary authority to vote on Proposals 2 and 3. Thus, brokers that do not receive instructions are entitled to vote upon (i) the election of Directors, (ii) the adoption of the Employee Stock Purchase Plan and (iii) the adoption of the Stock Incentive Plan.

     Shareholders are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted
(i) FOR the election of the nominees named herein for Directors, (ii) FOR the adoption of the Employee Stock Purchase Plan and, (iii) FOR the adoption of the Stock Incentive Plan. With regard to the election of Directors, votes may be cast in favor of all nominees or withheld from all nominees or any particular nominee. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. Adoption of the Employee Stock Purchase Plan and the Stock Incentive Plan each will require the affirmative vote of the holders of shares of Common Stock having, in the aggregate, a majority of the votes of those shares present and entitled to vote at the Annual Meeting. Abstentions will have no effect on the election of Directors, but will have the effect of negative votes on each of the adoption of the Employee Stock Purchase Plan and the adoption of the Stock Incentive Plan.

Security Ownership

     The following table sets forth certain information regarding the ownership of the Company's single class of Common Stock as of December 31, 1999 with respect to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each Director and each nominee for Director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table set out on page 11 and
(iv) all Directors and executive officers of the Company as a group. Except as otherwise indicated, each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by a spouse under applicable law.

                                                  Beneficial Ownership
Name of Beneficial Owner *                          of Common Stock        Percent
--------------------------                        --------------------     -------
Beck, Mack & Oliver LLC(1)........................      2,312,859             7.6
David L. Babson & Company, Inc. (2)...............      1,772,187             5.8
Ingalls & Snyder LLC (3)..........................      1,748,109             5.8
Inverness Counsel (4).............................      2,054,612             6.8
W. Lawrence Banks (5).............................         36,000              **
Luitpold von Braun (5)............................         47,400              **
Donald G. Calder (5) (6)..........................        536,938             1.8
John F. Fort III (5)(7)...........................         38,100              **
Derrick N. Key (5)................................      1,009,694             3.3
Wilbur J. Prezzano................................          8,800              **
Georg Graf Schall-Riaucour (5)(8).................        428,000             1.4
Eriberto R. Scocimara (5).........................        122,550              **
Christopher Wright (5) (9)........................         36,000              **
Larry K. Christensen (10).........................         86,334              **
Shanler D. Cronk (10)(11).........................        229,193              **
Martin S. Headley (10)............................         24,771              **
A. Donald O'Steen (10)............................        125,794              **

All directors and executive officers
as a group (14 persons)...........................      2,782,309             9.2

_______________
* Each share beneficially owned continuously since January 31, 1996 is entitled to five votes per share. Therefore, the voting power of the persons listed below may exceed the number of shares shown as beneficially owned. See "Other Information - Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 21.

**   Less than 1%.

(1) The beneficial owner's business address is 330 Madison Avenue, 31st Floor, New York, New York 10017-5001; has no voting power with respect to any such shares.

(2) The beneficial owner's business address is One Memorial Drive, Suite 1100, Cambridge, Massachusetts 02142.

(3) The beneficial owner's business address is 61 Broadway, New York, New York 10006; has shared power of disposition and no voting power with respect to 1,495,309 shares.

(4) The beneficial owner's business address is 545 Madison Avenue, New York, New York 10022; has shared power of disposition with respect to 1,729,224 shares and no voting power with respect to all shares; includes 86,550 shares shown beneficially owned by Mr. Scocimara.

(5) Includes 36,000 shares (each of Messrs. Banks, Scocimara, Wright and Calder), 12,000 shares (Mr. von Braun), 20,800 shares (Mr. Fort), 252,800 shares (Mr. Key), 8,800 shares (Mr. Prezzano) and 12,000 shares (Mr. Schall-Riaucour) subject to options exercisable within 60 days of January 31, 2000.

(6) Includes (i) 27,600 shares owned by a family foundation of which Mr. Calder is president and a director, (ii) 342,604 shares owned by Mr. Calder's spouse and (iii) 15,360 shares held by Mr. Calder's spouse as custodian for his children. Mr. Calder disclaims any beneficial ownership interest in any shares owned outright or held as custodian by his spouse.

(7) Includes 1,100 shares owned by Mr. Fort's spouse as to which he disclaims any beneficial ownership.

(8) Includes 400,000 shares owned by Wittelsbacher Ausgleichsfonds of which Mr. Schall-Riaucour is General Director, and as such, is authorized to vote and dispose of such shares. Mr. Schall-Riaucour disclaims beneficial ownership of all such shares.

(9) Does not include 25,520 shares which Kleinwort Benson Limited ("KBL") beneficially owns or holds the power to vote and dispose or 80,000 shares beneficially owned by an investment trust managed by a KBL affiliate. Mr. Wright is a director of KBL and disclaims beneficial ownership of such shares.

(10) Includes 73,400 shares (Mr. Christensen), 71,200 shares (Mr. Cronk), 17,200 shares (Mr. Headley), and 98,000 shares (Mr. O'Steen), subject to options exercisable within 60 days of January 31, 2000.

(11) Includes 133,429 shares owned by Mr. Cronk's spouse and held by his spouse as custodian for their children. Mr. Cronk disclaims beneficial ownership of all shares owned by his spouse.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended October 31, 1999, all Company executive officers and directors complied with applicable Section 16(a) filing requirements, except that Mr. Fort's Form 5 for fiscal 1999 late-reported his spouse's acquisitions in April 1996, August 1996, September 1998 and October 1998, of 200, 200, 200 and 500 shares, respectively, adjusted for the August 1997 2-for-1 stock split.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Proposal 1: Election of Three (3) Directors

     The Certificate of Incorporation provides that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than the minimum number required under Delaware law. The Board of Directors has established the number of Directors at nine (9). The Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes of Directors, with the term of one class expiring at each annual shareholders' meeting and each class serving three-year terms. Thus, each of the three classes comprises three Directors.

     The terms of office of Directors Prezzano, Graf Schall-Riaucour and Scocimara expire at the Annual Meeting, and such persons are proposed as nominees for Director for terms expiring at the 2003 Annual Meeting of Shareholders. Proxies received which contain no instructions to the contrary will be voted FOR the nominees listed below. In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

Nominees for election at 2000 Annual Meeting           Positions and Offices
for terms expiring at the 2003 Annual Meeting          with the Company                   Age
---------------------------------------------          ---------------------              ---
Wilbur J. Prezzano /(1)/                               Director                           59
Georg Graf Schall-Riaucour/(2)/                        Director                           59
Eriberto R. Scocimara /(2)/                            Director                           64

Directors whose terms expire
at the 2001 Annual Meeting
----------------------------
W. Lawrence Banks /(3)/                                Director                           61
Luitpold von Braun (2)                                 Director                           67
John F. Fort III (3)                                   Director                           58

Directors whose terms expire
at the 2002 Annual Meeting
----------------------------
Donald G. Calder /(1)/                                 Director                           62
Derrick N. Key /(1)/                                   Chairman of the Board,             52
                                                         President and CEO
Christopher Wright /(3)/                               Director                           42

________________
/(1)/  Member of the Executive Committee.
/(2)/  Member of the Audit Committee.
/(3)/  Member of the Compensation Committee.


     Wilbur J. Prezzano has been a Director of the Company since September 1997. Following completion of a 31-year career at Eastman Kodak Company, Mr. Prezzano retired in January 1997 as its board vice-chairman and as chairman and president of its Greater China Region, to which positions he had been appointed in March 1996 and September 1994, respectively. Mr. Prezzano served as a director of Eastman Kodak Company from May 1992 until his retirement, and throughout the period from May 1983 to September 1994 he served as group vice president of four different business divisions. Mr. Prezzano is a director of Canada Trust, a Canadian broad-based financial services company, and Lance, Inc.

     Georg Graf Schall-Riaucour has been a Director of the Company since January 1995. He has been general director of Wittelsbacher Ausgleichsfonds since May 1994, prior to which since 1971 he was senior partner of the Munich, Germany law firm of Stever & Beiten. Mr. Schall-Riaucour is a director of several privately held U.S. companies.

     Eriberto R. Scocimara was a Director of the Company from December 1981 to December 1984 and was re-elected as a Director in December 1991, and was also a director of Ropex Corporation ("Ropex"), a holding company which was the parent of the Company until its merger into the Company in February 1992. Mr. Scocimara has been president and chief executive officer of the Hungarian-American Enterprise Fund, a privately-managed investment company, since April 1994, and he has been the president of Scocimara & Company, Inc., an investment management company, since 1984. Mr. Scocimara was a partner of G.L. Ohrstrom & Co. from 1969 to 1984. Mr. Scocimara is a director of Carlisle Companies Incorporated, Quaker Fabric Corporation, Cofinec S.A., Euronet Services, Inc. and several privately held companies.

     W. Lawrence Banks has been a Director of the Company since December 1991 and was a director of Ropex from December 1982 until its merger into the Company. He served as a director of Robert Fleming & Co., Limited, a British merchant banking firm, from 1974 until March 1998, and deputy chairman from April 1990 through March 1998. He was also Chairman of its U.S. subsidiary Robert Fleming, Inc., a U.S. investment banking company.

     Luitpold von Braun has been a Director of the Company since December 1991, was a director of Ropex from December 1982 until its merger into the Company, and is presently a director of several privately held companies. For more than five years, he was the general manager of Wittelsbacher Ausgleichsfonds in Munich, Germany, from which he retired in May 1994.

     John F. Fort III has been a Director of the Company since December 1995. He is a director and was formerly chairman (through January 1993) and chief executive officer (through July 1992) of Tyco International Ltd. He is also a director of Insilco Holding Company, Thermadyne Holdings Corporation and several privately owned companies.

     Donald G. Calder has been a Director of the Company since December 1981, a Vice President of the Company from December 1981 until May 1996, Treasurer of the Company from December 1991 to May 1993, and was a director of Ropex from December 1982 until its merger into the Company. Mr. Calder is president and director of G. L. Ohrstrom & Co., Inc. and was a partner of its predecessor, G.
L. Ohrstrom & Co., from 1970 to October 1996. He is a director of Carlisle Companies Incorporated, Central Securities Corp., Brown-Forman Corp. and several privately owned companies.

     Derrick N. Key has been Chairman of the Board of the Company since November 1994, has been a Director and Chief Executive Officer of the Company since December 1991, and has been its President since February 1989. Mr. Key was a Vice President of the Company from June 1982 until February 1989, and president of Roper Pump Company, a Company subsidiary, from November 1985 until November 1991. Mr. Key is also a director of a privately owned company.

     Christopher Wright has been a Director of the Company since December 1991. Mr. Wright is global head of private equity for Dresdner Kleinwort Benson, the investment banking arm of Dresdner Bank A.G., Frankfurt, and is an executive vice president of its affiliate, Dresdner- Kleinwort Benson North America LLC. He is also general manager of The KB Mezzanine Fund, L.P., a director and officer of Merifin Capital, Inc., an affiliate of a private European investment firm, and he has served since 1989 on the boards of several privately owned companies.

Meetings of the Board and Board Committees; Compensation of Directors

     The Board of Directors of the Company, which held four (4) meetings during fiscal 1999, has standing Executive, Audit and Compensation Committees. The Executive Committee, which has the authority to exercise all powers of the Board of Directors between regularly scheduled Board of Directors meetings, had no meetings in fiscal 1999.

     The functions of the Audit Committee consist of annually recommending to the Board of Directors the appointment of independent auditors, reviewing with such auditors the plan and results of the audit engagement, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the adequacy of the Company's system of internal accounting controls. During fiscal 1999, the Audit Committee held three (3) meetings.

     The Compensation Committee administers the Company's executive incentive compensation programs and decides upon annual salary adjustments and discretionary bonuses for the Company's "top management" (defined as the Chief Executive Officer, the President, and the Vice Presidents of the Company, and the presidents of the Company's operating subsidiaries and divisions). The Compensation Committee held two (2) meetings during fiscal 1999.

     Each of the Company's incumbent Directors attended at least 75% of the total number of meetings of the Board of Directors and of any Committee thereof on which he served held during fiscal 1999.

     Pursuant to Board compensation policies effective throughout the Company's 1999 fiscal year, each all Directors other than Mr. Key received a single annual fee of $25,000, paid in cash quarterly installments. No additional compensation was paid for service on any of the Committees. Mr. Calder received compensation of $2000 as a part-time employee of a Company subsidiary. Directors who are not otherwise Company employees are entitled to participate in a non-employee Directors' stock option formula plan which provides for annual grants of 4,000 shares commencing in the year of the first Annual Meeting of Shareholders following the year of initial appointment, subject to adjustment for certain capital transactions.


Related Transactions

     The Company had a consulting agreement with G. L. Ohrstrom & Co., Inc., pursuant to which the latter provided consulting services for the period which commenced May 1, 1996, and expired December 31, 1999. The annual fee under this agreement was $333,000 paid in monthly installments. Mr. Calder is a director and president of G.L. Ohrstrom & Co., Inc.


Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     During fiscal 1999, the members of the Compensation Committee were Messrs. Fort, Banks and Wright. Derrick N. Key, the Company's President and Chief Executive Officer, served as a director of Symmetry Medical Inc., a privately held company which has no compensation committee and of which Mr. Calder was chairman of the board and a vice president.

Executive Officers

     The following table sets forth certain information concerning the current executive officers of the Company. The executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors.

Name                          Position and Offices with the Company                  Age
----                          -------------------------------------                  ---
Derrick N. Key*               Chairman of the Board of Directors,                    52
                                President and Chief Executive Officer
Larry K. Christensen          Group Vice President, Fluid Handling                   51
Nigel W. Crocker              Group Vice President, Analytical Instrumentation       45
Shanler D. Cronk              Vice President, General Counsel and Secretary          51
Martin S. Headley             Vice President and Chief Financial Officer             43
A. Donald O'Steen             Executive Vice President and Group Vice
                                President, Industrial Controls                       53

______________
*See "Proposal 1:  Election of Directors" above.

     Larry K. Christensen has served as Group Vice President, Fluid Handling since October 1998, and prior thereto as Group Vice President, Industrial Controls since November 1996. He also was president of Amot Controls Corporation ("Amot U.S."), and managing director of Amot Controls Ltd. ("Amot U.K.") from November 1996 through November 1997. He served as executive vice president of Compressor Controls Corporation from July 1995 to November 1996, and as president of Amot U.S. from 1991 to June 1995. Prior thereto, he held various managerial positions in sales, marketing, project management, planning and engineering at Fisher Controls, a manufacturer of industrial control products, from July 1974 until December 1990.

     Nigel W. Crocker has served as Group Vice President, Analytical Instrumentation since November 1996. Prior thereto, he served both as president of Amot U.S. since September 1995, and as managing director of Amot U.K. since October 1991. Mr. Crocker served as managing director of Jiskoot Autocontrol Ltd. U.K., a control engineering company, from January 1990 until August 1991. Prior to that time, Mr. Crocker was vice president of engineering for North and South America and, subsequently, president of Jiskoot Inc. from November 1986 until December 1989.

     Shanler D. Cronk has served as Vice President and General Counsel of the Company since September 1993, before which he served as its corporate counsel since January 1992, and was appointed its Secretary in November 1996. From June 1991 to January 1992, he served as interim chief counsel to Nevada Goldfields, Inc., prior to which he was engaged in corporate and securities law practice with the law firms of Gibson, Dunn & Crutcher, from June 1988 to October 1990, and Kutak, Rock & Campbell.

     Martin S. Headley has served as Vice President and Chief Financial Officer of the Company since July 1996. From July 1993 to June 1996, Mr. Headley served as chief financial officer of the U.S. operations of McKechnie Group, plc, a manufacturer of components and assemblies for a variety of industrial OEMs. From June 1990 to July 1993, he served as controller-international operations for AM Multigraphics, a manufacturer and distributor of printing and reproduction equipment and supplies, prior to which he was engaged in a public accounting practice with Arthur Andersen & Co., conducting audit and consulting assignments from a number of American and European locations.

     A. Donald O'Steen has served as Executive Vice President of the Company since July 1996, and as Group Vice President, Industrial Controls since October 1998. Prior thereto he was Group Vice President, Fluid Handling since November 1996. Mr. O'Steen served as the Chief Financial Officer of the Company from May 1993 until June 1996, and was its Controller from 1982 to May 1993. He was president of Roper Pump Company from November 1991 to May 1993, was its executive vice president and general manager from August 1990 until

November 1991, and from February 1989 until August 1990 was its vice president of operations. He served as vice president of finance and administration of Roper Pump Company from January 1986 until February 1989.


            Compensation Committee Report on Executive Compensation

     The Company's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is appointed by the Board of Directors and is comprised of three non-employee Directors of the Company. The Committee has responsibility for all compensation matters concerning the Company's executive officers.

Compensation Philosophy

     The Company's executive compensation program strongly links management pay with the Company's annual and long-term performance. The compensation program is intended to attract, motivate and retain senior corporate and operating company management by providing compensation opportunities that are consistent with Company performance. It provides for base salaries which reflect such factors as level of responsibility, individual performance, internal fairness and external competitiveness; annual incentive bonus awards which are payable in cash or Common Stock upon the Company's achievement of annual financial objectives approved by the Board of Directors; and long-term incentive opportunities in the form of stock options which strengthen the mutuality of interests between management and the Company's shareholders. While the income tax implications of the compensation program to the Company and its executive officers are continually assessed, including the $1 million per covered employee limitation on the compensation expenses deductible by the Company, they are not presently a significant factor in the administration of the program.

     The Company strives to provide compensation opportunities which emphasize effectively rewarding management for the achievement of critical financial performance objectives. The Committee supports a pay-for-performance policy that determines compensation amounts based on business unit and individual performance. While the establishment of base salaries turns principally on the factors noted above, annual incentive bonuses for senior operating company executives are based on the financial performance of their respective business units, and annual incentive bonuses for senior corporate executives are based on the financial performance of their group and/or of the Company as a whole. In addition, the program provides stock incentive opportunities designed to align the interests of executives and other key employees with other shareholders through the attainment of Common Stock. The following is a discussion of each of the elements of the Company's executive compensation program, including a description of the decisions and actions taken by the Committee with respect to fiscal 1999 compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

Management Compensation Program

     Compensation paid to the Company's executive officers for fiscal 1999 (as reflected in the tables that follow with respect to the named executive officers) consisted of the following primary elements: base salary, annual incentive cash bonus awards and stock options granted under the 1991 Stock Option Plan.

Base Salary

     With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive's level of responsibility and individual performance, and the salaries of similar positions in the Company and in comparable companies in the Company's industry. The Committee also engages the services of independent consultants from time to time to assess such comparable, external salary values. The Committee believes that its process for determining and adjusting the base salary of executive officers is fully consistent with sound personnel practices. Based on the Committee's consideration of the aforementioned factors, salary increases were made effective as of January 1, 1999 and January 1, 2000 for each of the named executive officers and certain other executive officers of the Company.

     Annual adjustments in base salaries of the executive officers typically are made effective at the beginning of the calendar year for which they are intended to apply and therefore reflect in large part prior year's business and individual performance achievements.

Annual Incentive Bonus Program

     The Company's annual incentive bonus program for its executive officers (including those identified in the tables that follow) is based on the achievement of annual financial performance targets which are established over a three-year period, but which are subject to adjustment as the Committee deems appropriate. Although the program presently emphasizes cash bonus payments, bonus Common Stock awards can be utilized when deemed appropriate. Subjective performance criteria are not utilized in the determination of annual incentive bonuses. The objective criteria utilized include actual-versus-target Company-wide earnings per share, actual-versus-target sales and actual-versus-target economic return, the latter as expressed by return on net tangible assets ("RNTA"). Target earnings per share, target sales and target RNTA established for the purpose of determining bonus payments are based on long-term performance expectations of the Company and each of its subsidiaries. Up to one-third of a corporate or group officer's incentive bonus award is based on each of these factors. Up to one-half of an individual company officer's incentive bonus award is based on that company's sales and RNTA results. The Company accrues for these bonus payments throughout the year. Final calculation of the Company's financial performance (and the financial performance of its subsidiaries) and determination and payment of the awards are made as soon as is practicable after the completion of the Company's fiscal year which ends October 31. Individual annual incentive bonus awards to executive officers for the Company's 1999 fiscal year were determined by the Committee based on application of the aforementioned factors to the Company's financial performance for fiscal 1999 and were paid after its conclusion.

1991 Stock Option Plan

     The long-term incentive element of the Company's management compensation program is in the form of stock options grants. These discretionary stock options are granted and administered by the Committee under the 1991 Stock Option Plan which is intended to create an opportunity for key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its shareholders. The compensatory and administrative features of the 1991 Stock Option Plan conform in all material respects to the design of standard comparable plans in the industry and are, in the Committee's estimation, fair and reasonable.

     During fiscal 1999, the Committee approved four (4) separate grants of stock options for a total of 321,600 shares of Common Stock to 232 key employees at exercise prices ranging from $17.8125 to $35.8438 per share, which prices were the then-current fair market value of the Common Stock for which the options were granted. Twenty percent of the options under each grant will become exercisable cumulatively on each succeeding anniversary of the respective grant dates through 2003 or 2004. The Committee believes that by rationing the exercisability of these stock options over a five-year period, the executive retention impact of the 1991 Stock Option Plan will be strengthened and management's motivation to enhance the value of the Company's Common Stock will be constructively influenced.

Chief Executive Officer Compensation

     During fiscal 1999, Derrick N. Key, Chief Executive Officer of the Company, was eligible to participate in the same executive compensation plans as were available to other corporate-level executive officers of the Company. Based on the performance of the Company in the prior fiscal year and the Committee's assessment of Mr. Key's ongoing personal performance in the position of Chief Executive Officer, Mr. Key received a salary increase effective as of January 1, 1999. Among the factors considered by the Committee in its consideration of Mr. Key's performance were the continued expansion of the Company's core businesses into both domestic and international markets, the continued success of the Company's acquisition strategy and the Committee's desire that Mr. Key's salary be set at a level commensurate with other CEO's of comparable public companies.

     Mr. Key's annual incentive bonus award for fiscal 1999 was earned under the same program applicable to other corporate-level executive officers of the Company and was based solely on the fiscal 1999 financial performance of the Company and its subsidiaries. On that basis, Mr. Key received an annual incentive bonus award equal to 80.7% of his fiscal 1999 year-end base salary rate. No subjective assessment of Mr. Key's performance entered into the determination of his annual incentive bonus award.

     Mr. Key participates in the 1991 Stock Option Plan and on November 11, 1999 was granted thereunder stock options for 20,000 shares of Common Stock at the option price of $17.8125 per share. This option grant was based on the Company's continued success in executing its business strategies. Mr. Key is eligible to receive future option grants at the discretion of the Committee.

Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such compensation is "performance-based". The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that performance standards were satisfied. In order to preserve the Company's ability to deduct certain performance-based compensation under Section 162(m), the Committee, in structuring compensation programs for its executive officers, intends to give strong consideration to the deductibility of awards.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

     John F. Fort III, Chairman
     W. Lawrence Banks
     Christopher Wright

Executive Compensation

        The following table sets forth information concerning the cash compensation and additional incentive compensation paid by the Company to the Chief Executive Officer and each of its four other most highly compensated executive officers for the three fiscal years ended October 31, 1999.

                          Summary Compensation Table

                                           Fiscal                                            Long-Term
                                            Year                                           Compensation      All Other
 Name and                                   Ended              Annual Compensation            Awards       Compensation
 Principal Position                       October 31       Salary ($)       Bonus ($)       Options (#)        ($)
 ------------------                       ----------       ---------        ---------       -----------   ------------
Derrick N. Key                               1999           475,000         387,293           20,000       59,915/(1)/
  President and Chief                        1998           441,667         223,478           12,000       58,699
  Executive Officer                          1997           396,667         240,453                0       52,027

A. Donald O'Steen                            1999           253,333         170,176           15,000       38,754/(2)/
  Executive Vice President and               1998           216,667         109,256            8,000       36,832
  Group VP, Industrial Controls              1997           198,333         120,227                0       33,809

Martin S. Headley                            1999           184,375         149,955           10,000       20,419/(3)/
  Vice President and                         1998           175,500          87,901            8,000       20,739
  Chief Financial Officer                    1997           162,000         100,990                0       16,333

Larry K. Christensen                         1999           166,667         122,677           10,000       22,720/(4)/
  Group Vice President,                      1998           158,708          71,499            8,000       82,765
  Fluid Handling                             1997           150,207          73,114                0       19,429

Shanler D. Cronk                             1999           163,333         133,132           10,000       18,021/(5)/
  Vice President,                            1998           150,833          76,953            8,000       17,153
  General Counsel and                        1997           129,000          78,171                0       14,486
  Secretary

______________

/(1)/ Includes qualified defined contribution plan contributions of $12,000, non-qualified defined contribution plan contributions of $40,381 and supplemental executive retirement and life insurance plan premiums of $7,534.

/(2)/ Includes qualified defined contribution plan contributions of $12,000, non-qualified defined contribution plan contributions of $15,192 and supplemental executive retirement and life insurance plan premiums of $11,562.

/(3)/ Includes qualified defined contribution plan contributions of $9,375 and non-qualified defined contribution plan contributions of $11,044.

/(4)/ Includes qualified defined contribution plan contributions of $12,000, non-qualified defined contribution plan contributions of $5,998 and supplemental executive retirement and life insurance plan premiums of $4,722.

/(5)/ Includes qualified defined contribution plan contributions of $12,000 and non-qualified defined contributions plan contributions of $6,021.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                          Number of                                                                 Annual Rates of
                         Securities         % of Total            Exercise                            Stock Price
                         Underlying       Options Granted         or Base                           Appreciation for
                           Options         in Employees            Price        Expiration              Option Term
                                                                                                 -----------------------
Name                    Granted (1)       in Fiscal Year         ($/Share)         Date           5% ($)         10% ($)
-----------------      ------------       ----------------       ---------      ----------       -------         -------
Derrick N. Key             20,000              5.7%               17.8125        11/10/09        224,044         567,771

A. Donald O'Steen          15,000              4.3%               17.8125        11/10/09        168,033         425,828

Martin S. Headley          10,000              2.9%               17.8125        11/10/09        112,022         283,885

Larry K. Christensen       10,000              2.9%               17.8125        11/10/09        112,022         283,885

Shanler D. Cronk           10,000              2.9 %              17.8125        11/10/09        112,022         283,885

_______________

/(1)/ The stock options vest cumulatively at a rate of 20% a year on each of the five succeeding anniversary dates of the grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                       Number of
                                                                      Securities               Value of
                                                                      Underlying              Unexercised
                                                                     Unexercised             In-the-money
                               Number                                 Options at              Options at
                             of Shares                             October 31, 1999        October 31, 1999
                            Acquired on          Value ($)           Exercisable /           Exercisable /
                              Exercise           Realized            Unexercisable           Unexercisable
                            -----------         ----------         ----------------        -----------------
Derrick N. Key                   0                  0               238,400/41,600         4,259,448/482,550

A. Donald O'Steen                0                  0                87,000/31,800         1,467,224/372,438

Martin S. Headley                0                  0                13,600/24,400           103,550/222,325

Larry K. Christensen         1,900             48,124                67,000/21,200         1,375,999/224,675

Shanler D. Cronk                 0                  0                64,000/22,000         1,162,475/240,725

                   OTHER MATTERS TO COME BEFORE THE MEETING

Proposal 2:    Approval of the Roper Industries, Inc.
               Employee Stock Purchase Plan

Introduction

     Subject to the approval of the Company's shareholders, the Board of Directors of the Company adopted the Employee Stock Purchase Plan effective January 1, 2000. The full text of the Employee Stock Purchase Plan is set forth in Annex B to this Proxy Statement. Under the terms of the Employee Stock Purchase Plan, eligible employees of the Company and designated subsidiaries will be granted options to purchase shares of Common Stock. Shareholder approval of the Employee Stock Purchase Plan is required to qualify the Employee Stock Purchase Plan for tax treatment under Section 423 of the Internal Revenue Code.

     The Company has reserved a total of 500,000 shares of Common Stock for issuance under the Employee Stock Purchase Plan.

     The purpose of the Employee Stock Purchase Plan is to enable eligible employees of the Company and its subsidiaries to purchase Common Stock in a convenient manner through payroll deductions and thereby allow such employees to share in the success of the Company and to encourage them to remain in the service of the Company or its subsidiaries. Accordingly, the Board of Directors has approved and recommends a vote in favor of the Employee Stock Purchase Plan.

     The following description of the Employee Stock Purchase Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

Terms of the Employee Stock Purchase Plan

     Administration. The Employee Stock Purchase Plan is administered by the Company.

     Term. The Employee Stock Purchase Plan will be maintained for an indefinite period.

     Eligibility. Any full-time employee of the Company or of any subsidiary of the Company (as designated from time to time by the Board of Directors) who has been employed for at least six (6) months may elect to purchase Common Stock through participation in the Employee Stock Purchase Plan. As of December 31, 1999, approximately 1,753 employees were eligible to purchase Common Stock under the Employee Stock Purchase Plan.

     Contributions. Each eligible employee may elect to participate in the Employee Stock Purchase Plan through payroll deductions by tendering a written election authorizing the deduction of a percentage of his or her base pay from 1% up to 10% to be applied to the purchase of Common Stock. A portion of bonuses and commissions may be contributed to the Employee Stock Purchase Plan under such rules as the Company may determine from time to time. Payroll deductions will commence with paychecks issued during each offering period, provided the election is delivered to the Company at least one (1) day prior to the first day of that offering period. A participant may increase or decrease payroll deduction amounts only at the beginning of an offering period.

     If a participant withdraws from the Employee Stock Purchase Plan, he or she may resume participation as of the first day of a future offering period if a timely election is delivered to the Company.

     Limitations upon Participation. Owners of 5% or more of the voting power of the Company's Common Stock, or 5% of the stock of any subsidiary, may not participate. In addition, no participant may purchase more than 500 shares of Common Stock during any single offering period or at a rate that exceeds $25,000 of the fair market value of Common Stock in any calendar year.

     Purchases of Common Stock. As soon as practicable after the close of each offering period, the Company will apply the total payroll deductions received during the offering period to the purchase of Common Stock at a purchase price equal to the average of 90% of the Common Stock's fair market value as of the first day of the offering period and 90% of the fair market value of the Common Stock as of the last day of the offering period. Any payroll deductions remaining after the purchase of the maximum number of full shares which can be purchased will be applied to the purchase of shares in the immediately succeeding offering period, unless the participant timely effects an earlier withdrawal from the Employee Stock Purchase Plan. Purchases may be made in the open market, from treasury shares or with newly issued shares. No interest is payable by the Company on accumulated payroll deductions.

     Stock Certificates. A participant may request delivery of a stock certificate representing the number of shares purchased on his behalf no less frequently than annually.

     Dividends. No dividend or voting rights will exist with respect to shares of Common Stock purchased under the Employee Stock Purchase Plan until the date the stock certificate is issued.

     Transfer Restrictions. The purchase rights under the Employee Stock Purchase Plan are not transferable by a participant.

     Cessation of Participation. A participant may choose to withdraw from the Employee Stock Purchase Plan as of the end of any offering period. Offering periods generally extend for a period of three (3) months. Withdrawals will occur automatically when and if a participant chooses not to be an eligible employee.

     Expenses. All costs of maintaining records and executing transfers of Common Stock will be borne by the Company.

     Amendment or Discontinuance of the Employee Stock Purchase Plan. The Board of Directors may amend or discontinue the Employee Stock Purchase Plan at any time. No amendment will be effective without the approval of the Company's shareholders where such approval is deemed necessary under applicable law. No amendment may deprive a participant of any shares of Common Stock acquired on his or her behalf prior to the effective date of the amendment.

     If the adoption of the Employee Stock Purchase Plan is not approved by the Company's shareholders, it will be terminated and all employee contributions collected through that date will be returned.

Benefits to Named Executive Officers and Others

     Although the Employee Stock Purchase Plan was effective January 1, 2000, no acquisitions of Common Stock thereunder have been made as of the date of this Proxy Statement.

Tax Consequences

     The Company intends that the Employee Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The federal income tax consequences to the participants and the Company are as follows.

     Contributions withheld from a participant's regular compensation through payroll deductions are taxable income to the participant, and the participant's cash contributions to the Employee Stock Purchase Plan are deductible to the Company.

     The required holding period for favorable tax treatment upon disposition of Common Stock acquired under the Employee Stock Purchase Plan (the "Holding Period") is 21 months after the shares are purchased. If a participant holds Common Stock for the required Holding Period and then sells the shares, he or she will realize ordinary income to the extent of the lesser of (1) the excess of the fair market value of the Common Stock on the first day of the offering period over the "purchase price" or (2) the excess of the fair market value of the Common Stock at the time of the disposition over the amount paid for the shares. For this purpose, the "purchase price" is equal to 90% of the fair market value of the Common Stock as of the first day of an offering period. Any further gain realized upon the sale will be considered a long-term capital gain. If the sale price is less than the purchase price, there will be no ordinary income and the participant will have a long-term capital loss for the difference.

     When a participant sells Common Stock purchased under the Employee Stock Purchase Plan before the expiration of the required Holding Period, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the last day of the offering period over the price actually paid for the Common Stock. Any gain realized in excess of that amount will be taxed as a capital gain. If the sale price is less than the amount paid, increased by the ordinary income that must be recognized, then any such loss will be a capital loss.

     If a participant dies while owning Common Stock acquired under the Employee Stock Purchase Plan, ordinary income must be reported on the deceased participant's final income tax return. This amount will be the lesser of (1) the excess of the fair market value of the Common Stock as of the first day of the offering period over the purchase price or (2) the excess of the fair market value of the Common Stock at the time of the participant's death over the price paid for the shares.

     The foregoing discussion is only a general summary of the federal income tax consequences of a purchase of Common Stock under the Employee Stock Purchase Plan and the subsequent disposition of shares received pursuant to such purchases.

Shareholder Vote Required

     The Board of Directors seeks shareholder approval because such approval is required under the Internal Revenue Code as a condition to favorable tax treatment for participants under the Employee Stock Purchase Plan. The Board of Directors recommend that its shareholders vote FOR the approval of the Employee Stock Purchase Plan.

     Approval of the Employee Stock Purchase Plan requires the affirmative vote of the holders of shares of Common Stock having, in the aggregate, a majority of the votes of those shares present and entitled to vote at the Annual Meeting.

Proposal 3:    Approval of the Roper Industries, Inc.
               2000 Stock Incentive Plan

Introduction

     Subject to approval by the Company's shareholders, the Board of Directors has adopted the Stock Incentive Plan, the full text of which is set forth as Annex C to this Proxy Statement and is made a part hereof.

     Since its 1992 initial public offering, the Company's principal equity-based incentive compensation program for key employees has been the 1991 Stock Option Plan which will expire in December 2001. Approximately 304,000 shares of Common Stock remain reserved for issuance under the 1991 Stock Option Plan, and the Company believes it likely that these shares will be exhausted prior to the expiration of that plan. Accordingly, the Stock Incentive Plan is intended to provide the Company with a successor to the 1991 Stock Option Plan with increased flexibility to grant equity-based incentive compensation to designated employees, officers and consultants of the Company and its subsidaries. By providing them with a proprietary interest in the Company the Stock Incentive Plan is intended to serve as a means to attract and retain key personnel in the future. The Board of Directors has approved and seeks shareholder approval of the Stock Incentive Plan. The Board of Directors has reserved 1,000,000 shares of Company Common Stock for issuance pursuant to awards that may be made under the Stock Incentive Plan, subject to adjustment as provided therein.

     Applicable provisions of the Internal Revenue Code restrict the Company's ability in the absence of shareholder approval to grant incentive stock options and to claim deductions that otherwise may be associated with the exercise of nonqualified options and stock appreciation rights.

Terms of the Stock Incentive Plan

     The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

     Administration. Awards under the Stock Incentive Plan will be determined by the Compensation Committee of the Board of Directors.

     Awards. The Stock Incentive Plan permits the Compensation Committee to make awards of shares of Company Common Stock and awards of derivative securities related to the value of the Company Common Stock. These discretionary awards may be made on an individual basis, or pursuant to a program approved by the Compensation Committee for the benefit of a group of eligible participants.

     The Stock Incentive Plan permits the Compensation Committee to make awards of a variety of equity-based incentives, including stock awards, options to purchase shares of Company Common Stock, stock appreciation rights and similar rights (together, "Stock Incentives").

     The number of shares of Company Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted shall be determined by the Compensation Committee, subject to the provisions of the Stock Incentive Plan. Stock Incentives issuable may be made exercisable or settled at such prices and may be made terminable under such terms as are established by the Compensation Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan.

     The maximum number of shares of Company Common Stock with respect to which options or stock appreciation rights may be granted during any fiscal year of the Company as to any eligible recipient shall not exceed 100,000 (subject to adjustment in accordance with the terms of the Stock Incentive Plan), to the extent required by Section 162(m) of the Internal Revenue Code for the grant to qualify as qualified performance-based compensation.

     Stock Incentives generally shall not be transferable or assignable during a holder's lifetime.

     Options. Generally, options may be made exercisable at a price of no less than 85% of the fair market value of the Company Common Stock on the date that the option is awarded. However, incentive stock options may be exercisable at a price of no less than 100% of such fair market value.

     The Compensation Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Company Common Stock, or to be satisfied through a cashless exercise executed through a broker. The Stock Incentive Plan permits the grant of both incentive and non-qualified stock options.

     The Compensation Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time of grant. An incentive stock option will be designed to satisfy applicable requirements under the Internal Revenue Code, including limits that apply to setting the exercise price and the option term.

     Stock Appreciation Rights. Stock appreciation rights may be granted separately or in connection with other Stock Incentives, and the Compensation Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Company Common Stock or in cash, according to terms established by the Compensation Committee with respect to any particular award.

     Stock Awards. The Compensation Committee may grant shares of Company Common Stock to a participant, subject to such restrictions and conditions, if any, as the Compensation Committee shall determine. Stock awards shall either be granted in lieu of salary or bonuses (with a discount on shares of Company Common Stock to be no greater than 15% of fair market value) or shall be subject to forfeitability restrictions that generally apply over a period of no less than three years.

     Other Stock Incentives. Performance unit awards may be granted in such numbers or units, and may be subject to such conditions or restrictions, as the Compensation Committee shall determine and shall be payable shares of Company Common Stock.

     The terms of particular Stock Incentives may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company and any affiliate, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Stock Incentives may also include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Compensation Committee's discretion, Stock Incentives that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive agreements and to the provisions of the Stock Incentive Plan.

     Certain Cash Awards. The Compensation Committee may make cash awards designed to cover the tax obligations of participants that result from the grant or settlement of Stock Incentives.

     Recapitalizations and Reorganizations. The number of shares of Company Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event effected without receipt of consideration by the Company.

     In the event of certain corporate reorganizations, Stock Incentives may be substituted, accelerated, modified to remove restrictions, cancelled, cashed-out or otherwise adjusted by the Compensation Committee, provided such adjustment is not inconsistent with the express terms of the Stock Incentive Plan or the applicable Stock Incentive agreement.

     Amendment or Termination. Although the Stock Incentive Plan may be amended by the Board of Directors without shareholder approval, the Board of Directors also may condition any such amendment upon shareholer approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

Tax Consequences

     The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

     Non-Qualified Options. A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Company Common Stock on the date the option is exercised over the price paid for the Company Common Stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of Company Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

     Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Company Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the Company Common Stock and the amount for which he or she sells the stock. If the participant does not sell the Company Common Stock prior to two years from the date of grant of the option and one year from the date the Company Common Stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the Company Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Company Common Stock and the lesser of the fair market value on the date of exercise or the amount for which the Company Common Stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the Company Common Stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the Company Common Stock for less than the amount he or she paid for the Company Common Stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

     Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

     Other Stock Incentives. A participant will not recognize income upon the grant of a stock appreciation right or performance unit award (the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Company Common Stock received, and the Company will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code. However, when the shares of Company Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the Company Common Stock subject to the stock award, less any amount paid for such Company Common Stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the Company Common Stock subject to the stock award, less any amount paid for such Company Common Stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

     A participant also will be responsible for all applicable tax withholding obligations associated with the grant and settlement of a Stock Incentive or Equity Incentive.

     The Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.

Shareholder Vote Required

     The Board of Directors has approved the Stock Incentive Plan and believes it is advisable and in the best interest of the Company and the shareholders to adopt such plan. The Board of Directors recommends that the shareholders vote FOR the approval of the Stock Incentive Plan.

     Approval of the Stock Incentive Plan requires the affirmative vote of the holders of shares of Common Stock having, in the aggregate, a majority of the votes of those shares present and entitled to vote at the Annual Meeting.

                        SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the Company's total shareholder returns to those of the Standard & Poor's 500 Index and a Comparable Company Index (comprising Danaher Corporation, Dover Corporation, Honeywell International Inc., IDEX Corporation, Illinois Tool Works Inc., Perkin Elmer, Inc., Thermo Instrument Systems, Inc. and Tyco International Ltd.) for the five-year period ended October 31, 1999. Total return values were calculated based on cumulative total return assuming the value of the investment in the Company's Common Stock and in each index was $100 and that all dividends were reinvested. Three new diversified industrial products companies are included in the Comparable Company Index replacing four less diversified companies included in the index contained in the Board of Directors' proxy statement for the 1999 Annual Meeting of Shareholders. The characteristics of the companies comprising the revised index are believed to compare more closely to the Company, particularly in view of the growth in the Company's industrial controls and analytical instrumentation business segments.

                             [GRAPH APPEARS HERE]

-----------------------------------------------------------------------------------------
      COMPANY                  1994       1995      1996      1997      1998      1999
-----------------------------------------------------------------------------------------
ROPER INDUSTRIES, INC.       $100.00    $152.17   $178.60   $227.95   $153.42   $268.44
-----------------------------------------------------------------------------------------
     PEER GROUP              $100.00    $133.90   $180.65   $247.85   $275.66   $342.10
-----------------------------------------------------------------------------------------
      S&P 500                $100.00    $126.44   $156.91   $207.30   $252.89   $317.80
-----------------------------------------------------------------------------------------

                               OTHER INFORMATION

           Voting by Proxy and Confirmation of Beneficial Ownership

     To assure that shares will be represented at the meeting, please complete, sign and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

     Any shareholder, without affecting any vote previously taken, may revoke a Proxy by a later-dated proxy or by giving notice of revocation to the Company in writing addressed to the Company at 160 Ben Burton Road, Bogart, Georgia 30622.

     As described below, the number of votes that each shareholder will be entitled to cast at the meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's shares. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split shall be entitled the same number of votes as the original shares with respect to which the dividend shares were distributed unless there has been a change in beneficial ownership of such shares subsequent to such stock split.

     Yellow Proxy cards are being furnished to shareholders whose shares of Common Stock are held by brokers or banks or in nominee name. Shareholders receiving yellow Proxy cards are requested to confirm to the Company how many of the shares they own as of January 31, 2000 were beneficially owned on or before January 31, 1996, entitling such shareholder to five (5) votes per share, and how many were acquired after January 31, 1996, entitling such shareholder to one
(1) vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after January 31, 1996, and the shareholder will be entitled to one (1) vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

     Blue Proxy cards are being furnished to individual shareholders of record on January 31, 2000 whose shares of Common Stock on the records of the Company show the following:

     (i) that such shareholder had beneficial ownership of such shares on or before January 31, 1996, and there has been no change since that date, thus entitling such shareholder to five (5) votes for each share; or

     (ii) that beneficial ownership of such shares was effected after January 31, 1996, thus entitling such shareholder to one (1) vote for each share; or

     (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five (5) votes for some shares and one (1) vote for other shares.

     Printed on the blue proxy card for each individual shareholder of record is the number of shares of Common Stock for which he is entitled to cast five (5) votes each and/or one (1) vote each, as the case may be, as shown on the records of the Company.

     Shareholders are urged to review the number of shares shown on their blue proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with his blue proxy card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

     In certain cases, record ownership may change but beneficial ownership for voting purposes does not change. The Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Certificate of Incorporation attached as Annex A for those exceptions.

     By resolution duly adopted by the Board of Directors of the Company pursuant to section 4(B) (v) of the Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes per share to which a shareholder is entitled:

     (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four (4) years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five (5) votes or one (1) vote per share.

     (ii) In the event the Secretary of the Company, in his sole discretion, taking into account the standards set forth in the Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

     (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three
            (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

     (iv) The foregoing rules and procedures shall be implemented substantially in accordance with the methods utilized in connection with any annual or other meeting of shareholders including the proxy forms and correspondence to shareholders used for purposes of such meetings, subject to such changes as may be necessary or advisable in the judgment of the Secretary of the Company or the Board of Directors. The Board of Directors shall have absolute discretion to review any determination made with respect to the matters set forth herein and in section 4(B) of the Certificate of Incorporation (including, without limitation, the adequacy of the proof submitted by any corporation or other entity to establish the absence of a change in beneficial ownership of shares in accordance with section 4(B) (ii) (a).

                               VOTING PROCEDURES

     The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

     All shares of Common Stock in the Roper Industries, Inc. Employee's Retirement Savings 003 Plan and the Roper Industries, Inc. Employee's Retirement Savings 004 Plan that have been allocated to the account of a participant therein for which the plan trustee receives voting instructions will be voted in accordance with those instructions. Common Stock which has been allocated to the account of a participant and for which the trustee has not received voting instructions shall not be voted.

                             INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP provided assorted accounting services to the Company and served as the Company's independent public accountants for fiscal 1999. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance. Consistent with its customary practice, the Board of Directors expects to appoint its independent public accountants for fiscal 2000 at an undetermined time following the Annual Meeting.

     The Company engaged Arthur Andersen LLP to serve as its independent public accountants on May 13, 1999. Prior to that date, KPMG LLP had served as the Company's independent public accountants. The decision to change public accountants was recommended by the Audit Committee and approved by the Board of Directors.

     In connection with the audits of the Company's two fiscal years ended October 31, 1998, and with respect to the subsequent period through May 13, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     KPMG LLP's reports on the Company's consolidated financial statements as of and for the two fiscal year periods ended October 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were the qualified or modified as to uncertainty, audit scope or accounting principles.

                    SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT THE 2001 ANNUAL MEETING

     If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholders scheduled, subject to change, to be held on March 16, 2001, the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at the executive offices of the Company, 160 Ben Burton Road, Bogart, Georgia 30622; Attn: General Counsel, no later than October 3, 2000. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

     The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2001 Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office not later than December 13, 2000, and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned Annual Meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.


                                        By the Order of the Board of Directors


                                        /s/ Shanler D. Cronk
                                        Shanler D. Cronk
                                        Secretary

Dated: February 4, 2000

                                                                         ANNEX A

                  Subparagraph B of ARTICLE 4 of the Restated
            Certificate of Incorporation of Roper Industries, Inc.

     B.   (i)    EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER
THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION; EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

          (ii) A CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

                 (a) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK;

                 (b) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK;

                 (c) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK; OR

                 (d) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

          (iii) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (ii) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK:

                 (a) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED (1) WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON AND (2) UPON THE ISSUANCE OF SHARES IN A PUBLIC OFFERING;

                 (b) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (ii) (a) THROUGH (ii)
          (d), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH

          RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE FEBRUARY 12, 1992 FOR ANY PERIOD ENDING ON OR BEFORE FEBRUARY 12, 1992), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD;

                 (c) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN; OR

                 (d) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

          (iv) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

                 (a) ANY EVENT THAT OCCURRED PRIOR TO FEBRUARY 12, 1992 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON FEBRUARY 12, 1992 AND TO WHICH HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER FEBRUARY 12, 1992 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (iv) (f) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE;

                 (b) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISIONS OF THIS ARTICLE FOURTH;

                 (c) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD

          OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT;

                 (d) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS;

                 (e) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER;

                 (f) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY OTHER THAN IN A PUBLIC OFFERING THEREOF, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER;

                 (g) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14, OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED;

                 (h) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND A PERSON CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR;

                 (i) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON);

                 (j) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO FEBRUARY 12, 1992; OR

                 (k) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT; PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

          (v) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGES IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATIONS SHALL BE ESTABLISHED AND MAY BE AMENDED, FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED

TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

          (vi) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

          (vii) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE
(1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

                                                                         ANNEX B

                            ROPER INDUSTRIES, INC.

                      EMPLOYEE STOCK PURCHASE PLAN (U.S.)


     1. Purpose. The purpose of the Roper Industries, Inc. Employee stock Purchase Plan (U.S.) (the " Plan") is to provide employees of the subsidiaries of Roper Industries, Inc. (the "Company") with an opportunity to participate in the benefit of stock ownership and to acquire an interest in the Company through the purchase of common stock, $.01 par value per share, of the Company (the "Common Stock"). The Company intends the Plan to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

     2.   Definitions.

          (a) "Compensation" means the base pay, commissions and bonus amount paid to an Employee by a Plan Sponsor with respect to an Offering Period (defined below). Bonuses and commissions shall be treated as Compensation, if at all, pursuant to such rules as may be determined from time to time by the Company.

          (b) "Employee" shall mean any person, including an officer, who is customarily employed for more than 20 hours per week and for more than five months during any calendar year, and who is having payroll taxes withheld from his/her Compensation on a regular basis, by a Plan Sponsor.

          (c) "Plan Sponsor" means the Company and any Subsidiary which adopts the Plan with the approval of the Company.

          (d) "Subsidiary" means an entity which may be treated as a "subsidiary corporation" within the meaning of Code Section 424(f).

     3.   Egibility.

          (a) Any Employee who has been employed by a Plan Sponsor for at least six months immediately before the Beginning Date (defined below) of an Offering Period (defined below) shall be eligible to participate in the Plan for that Offering Period.

          (b) No Employee shall be granted purchase rights if, immediately after the grant, that Employee would own shares or hold outstanding rights to purchase shares, or both, possessing five percent (5%) or more of the total combined voting power or value of all classes of the Company or any Subsidiaries.

          (c) A person shall cease to be an active participant upon the earliest to occur of:

          (i)  the date of a withdrawal under Paragraph 10(a) or (b) below; or

          (ii) the date of a termination of employment from all Plan Sponsors.

     4. Offering Period. Offering Period shall mean each calendar quarter beginning with the calendar quarter commencing January 1, 2000 and each calendar quarter thereafter until the Plan is otherwise amended or terminated. Each Offering Period will begin on the first day of that period (the "Beginning Date") and end on the last day of that period (the "Exercise Date").

     5. Participation. The Company will make available to each eligible Employee an authorization notice (the "Authorization") which must be completed to effect his or her right to commence participation in the Plan. An eligible Employee may become a participant for an Offering Period by completing the Authorization and delivering same to the Company at least one day prior to the appropriate Beginning Date (except, with respect to the first Beginning Date, such later date as is administratively feasible). All employees granted purchase rights under the Plan shall have the same rights and privileges, except that the amount of Common Stock which may be purchase under such rights may vary in a uniform manner according to Compensation.

A participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate following his or her initial election to participate in the Plan, unless (i) a written withdrawal notice for that period is delivered to the Plan Administrator at least one week prior to the Beginning Date of an immediately succeeding Offering Period for which the participant desires to withdraw from participation and (ii) provides other information in accordance with the procedures designated by the Plan Administrator.

A participant who has elected not to participate in an Offering Period may resume participation in the same manner and pursuant to the same rules as any eligible Employee making an initial election to participate in the Plan.

     6. Method of Payment. A participant may contribute to the Plan through payroll deductions, as follows:

          (a) A participant shall elect on the Authorization to have deduction made from the participant"s Compensation for the Offering Period at a rate which, expressed as a percentage of Compensation in whole number increments of at least one percent (1%), but not in excess of ten percent (10%), of the participant's Compensation.

          (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan. All payroll deductions made from participants" Compensation shall be commingled with the general assets of the Company and no separate fund shall be established. Participants accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay interest on any payroll deductions credited to participant's accounts.

          (c) A participant may not alter the rate of payroll deductions during the Offering Period; however, an existing participant may change the rate of payroll deductions effective for the immediately succeeding Offering Period by filing a revised Authorization within the same deadline as applies to new participants for that Offering Period.

     7.   Granting of Purchase Rights.

          (a) As of the first day of each Offering Period, a participant shall be granted purchase rights for a number of shares of Common Stock, subject to the adjustments provided for in Paragraph 11 (a) below, determined according to the following procedure:

               Step 1 - Determine the amount of the participant payroll deduction during the Offering Period;

               Step 2 - Determine the amount which represents the Purchase Price (as defined below); and

               Step 3 - Divide the amount determined in Step 1 by the amount determined in Step 2 and round the quotient down to the nearest whole number.

          Notwithstanding the foregoing and subject to Paragraph 7(c) below, the maximum number of shares of Common Stock for which a participant may be granted purchase rights for an Offering Period is 775.

     (b) For each Offering Period, the purchase price of shares of Common Stock to be purchased with a participant's payroll deductions shall be the average of (i) 90% of the fair market value of a share of Common Stock on the Beginning Date, and (ii) 90% of the price of the fair market value of a share of Common stock on the Exercise Date (the "Purchase Price").

     (c) Notwithstanding the foregoing, no participant shall be granted purchase rights which permit that to purchase shares under all employee purchase plans of the Company and its Subsidiaries at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the rights are granted) for each calendar year in which such rights are outstanding at any time.

     (d) For purposes of this Paragraph, the fair market value of a share of Common Stock on the Beginning Date and the Exercise Date as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, shall be determined as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation Systems ("NASDAQ")); (iii) if no such closing sale price information is available on the national securities exchange or NASDAQ, the average of the closing bid and asked prices as reported by the national securities exchange or NASDAQ within a reasonable period prior to such date; or (iv) if there are no such closing bid and asked prices within a reasonable period, the determination of fair market value shall be determined by the Company taking into account material facts and circumstances pertinent to such determination, as determined by the Company in its sole discretion.

     8. Exercise of Purchase Rights. Unless a timely withdrawal has been effected pursuant to Paragraph 10 below, a participant's rights for the purchase of shares of Common Stock during an Offering Period will be automatically exercised on the Exercise Date for that Offering Period for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the participant's account on that Exercise Date can purchase at the Purchase Price.

     9. Delivery. As soon as administratively feasible after the end of each Exercise Date, the Company shall deliver to a custodian designated by the Plan Administrator (as defined in Paragraph 12 below), the shares of Common Stock purchased upon the exercise of the purchase rights. No less frequently than annually, at such times as the Plan Administrator shall prescribe, a participant may elect to have such shares delivered to the participant or to an account established by the participant with any brokerage firm. The Plan Administrator will designate a one month window during which time stock certificates can be issued or shares can be sold out of individual accounts. The disposition of any payroll deductions credited to a participant's account during the Offering Period not used for the purchase of shares (the "Cash Excess") shall be as follows:

          (a) If the participant has elected to withdraw from the Plan as of the end of the Offering Period, the Plan Administrator shall deliver the Cash Excess to the participant.

          (b) If the participant has not elected to withdraw from the as of the end of the Offering Period, the Cash Excess shall be applied to the purchase of shares of Common Stock in the immediately succeeding Offering Period.

     A participant may not direct the Plan Administrator to sell any shares of Common Stock credited to his or her account, regardless of whether such shares are otherwise immediately deliverable to him or her, The cost of any disposition of shares of Common Stock acquired through participation in the Plan shall be the sole responsibility of the participant.

     10.  Withdrawal.

          (a) A participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate in the Plan, unless (i) a written withdrawal notice is delivered to the Plan Administrator at least one week prior to the Beginning Date of an immediately succeeding Offering Period for which the participant desires to withdraw from the Plan and, (ii) provides any other information in accordance with the procedures designated by the Plan Administrator.

          (b) A participant who for any reason, including retirement, termination of employment or death, ceases to be an eligible Employee prior to the Exercise Date during an Offering Period will be deemed to have requested a withdrawal from the Plan as of the date of retirement, termination of employment or death.

          (c) Upon the withdrawal of a participant from the Plan under the terms of this Paragraph during an Offering Period, the participant's unexercised purchase rights under this Plan shall immediately terminate.

          (d) In the event a participant withdraws or is deemed to have withdrawn from the Plan under this Paragraph, all payroll deductions and all shares of Company Stock credited to the participant's account will be paid to the participant or, in the event of death, to the person or persons entitled thereto under the terms of Paragraph 13, as soon as administratively feasible after the end of the calendar year in which the withdrawal is deemed to have occurred, unless, if applicable, such an inactive participant becomes an active participant again prior to the distribution of his or her accounts.

          (e) A participant who has elected to withdraw from the Plan may resume participation in the same manner and pursuant to the same rules as any eligible Employee making an initial election to participate in the Plan.

     11.  Stock.

          (a) The maximum number of shares of Common Stock to be sold to participants under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 15 below. The shares of Common Stock to be sold to participants under the Plan, may, at the election of the Company, include treasury shares, shares originally issued for such purpose, or shares purchased in the open market. If the total number of shares of Common Stock then available under the Plan for which purchase rights are to be exercised in accordance with Paragraph 8 exceeds the number of such shares then available under the Plan, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. If purchase rights expire or terminate for any reason without being exercised in full, the unpurchased shares subject to the rights shall again be available for the purposes of the Plan.

          (b) A participant will have no interest in shares of Common Stock covered by his or her purchase rights until such rights have been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Plan Administrator prior to the Exercise Date, in the names of the participant and one other person designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     12. Administration. The Plan shall be administered by the Company (the "Plan Administrator"). The Plan Administrator shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination or action of the Plan Administrator in connection with the interpretation or administration of the Plan shall be final and binding upon all participants and any and all persons claiming under or through any participant.

     13.  Designation of Beneficiary.

          (a) A participant may file with the Plan Administrator a written designation of a beneficiary who is to receive any cash to his or her credit under the Plan in the event of the participant"s death before an Exercise Date, or any shares of Common Stock and cash to his or her credit under the Plan in the event of the participant"s death on or after an Exercise Date but prior to the delivery of such shares and cash. A beneficiary may be changed by the participant at any time by notice in writing to the Plan Administrator.

          (b) Upon the death of a participant and upon receipt by the Company of the proof the identity and existence at the time of the participant"s death of a beneficiary designated by the participant in accordance with the immediately preceding Subparagraph, the Company shall deliver such shares or cash, or both, to the beneficiary. In the event a participant dies and is not survived by a then living or in existence beneficiary designated by him in accordance with the immediately preceding Subparagraph, the Company shall deliver such shares or cash, or both, to the personal representative of the estate of the deceased participant. If to the knowledge of the Company no personal representative has been appointed within ninety (90) days following the date of the participant"s death, the Company, in its discretion, may deliver such shares or cash, or both, to the surviving spouse of the deceased participant, or to any one or more dependents or relatives of the deceased participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (c) No designated beneficiary shall, prior to the death of the participant by whom the beneficiary has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

     14. Transferability. Neither payroll deductions credited to a participant"s account nor any rights with regard to the exercise or purchase rights or to receive any shares under the Plan may be assigned, transferred, pledge or otherwise disposed of in any way by the participant. Any attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10 above.

     15. Adjustments Upon Changes in Capitalization. In the event that the outstanding shares of Common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Plan Administrator to the number and kind of shares available for the granting of purchase rights, or as to which outstanding purchase rights shall be exercisable, and to the purchase Price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Plan Administrator under this Paragraph shall be conclusive.

     Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger or consolidation with respect to which the Company will not be the surviving entity or acquisition of substantially all of the stock or assets of the Company, the Plan Administrator in its discretion (a) may declare the Plan"s termination in the same manner as if the Board of Directors of the Company had terminated the Plan pursuant to paragraph 16 below, or (b) may declare that any purchase rights granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Plan Administrator to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to such rights would have been entitled.

     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase price of shares of Common Stock subject to any purchase rights except as specifically provided otherwise in this Paragraph 15. The grant of purchase rights pursuant to the plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     16.  Amendment or Termination.

          (a) The Board of Directors of the Company may at any time terminate or amend the Plan. The cash balances and shares of Common Stock credited to participants' accounts as of the date of any Plan termination shall be delivered to those participants as soon as administratively feasible following the effective date of the Plan"s termination.

          (b) Prior approval of the shareholders shall be required with respect to any amendment which would require the sale of more shares than are authorized under Paragraph 11 of the plan.

          (c) Where prior approval of the stockholders of the Company shall be required with respect to a proposed Plan amendment under applicable federal, state or local law, the Company shall obtain such approval prior to the effective date of any such amendment.

     17. Notices. All notices or other communications by a participant to the Plan Administrator under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     18. No Contract. This Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any eligible Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or as a participant of the Plan.

     19. Waiver. No liability whatever shall attach to or be incurred by any past present or future shareholders, officers or directors, as such, of the Company or any Subsidiary, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied the reform, and any and all liabilities of, and any and all rights and claims against, the Company or any Subsidiary, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every eligible Employee as a part of the consideration for any benefits by the Company under this Plan.

     20. Securities Law Restrictions. Shares of Common Stock shall not be issued under the Plan unless (a) the exercise of the related option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, and any rules and regulations promulgated pursuant to such laws and with the requirements of any stock exchange upon which the shares may then be listed; and (b) the express approval of counsel for the Company with respect to such compliance is first obtained. The Company reserves the right to place an appropriate legend on any certificate representing shares of Common Stock issuable under the Plan with any such legend reflecting restrictions on the transfer of the shares as may be necessary to assure the availability of applicable exemptions under federal and state securities laws.

     21. Approval of Shareholders. The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months after the adoption of the Plan by the Board of Directors of the Company. The Plan is conditional upon approval of the shareholders of the Company and failure to receive their approval shall render the Plan and all outstanding purchase rights issued thereunder void and of no effect.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this __________ of __________________, 1999.



                                                 ROPER INDUSTRIES, INC.


                                                 By:___________________________

                                                 Title:________________________


        Attest:


        ______________________________



              [CORPORATE SEAL]

                                                                         ANNEX C

                            ROPER INDUSTRIES, INC.
                           2000 STOCK INCENTIVE PLAN

                            ROPER INDUSTRIES, INC.
                           2000 STOCK INCENTIVE PLAN


                               TABLE OF CONTENTS

                                                                           Page
SECTION 1  DEFINITIONS....................................................    3
   1.1     Definitions....................................................    3

SECTION 2  THE STOCK INCENTIVE PLAN.......................................    4
   2.1     Purpose of the Plan............................................    4
   2.2     Stock Subject to the Plan......................................    5
   2.3     Administration of the Plan.....................................    5
   2.4     Eligibility and Limits.........................................    5

SECTION 3  TERMS OF STOCK INCENTIVES......................................    5
   3.1     Terms and Conditions of All Stock Incentives...................    5
   3.2     Terms and Conditions of Options................................    6
           (a)   Option Price.............................................    6
           (b)   Option Term..............................................    6
           (c)   Payment..................................................    6
           (d)   Conditions to the Exercise of an Option..................    7
           (e)   Termination of Incentive Stock Option....................    7
           (f)   Special Provisions for Certain Substitute Options........    7
   3.3     Terms and Conditions of Stock Appreciation Rights..............    7
           (a)   Settlement...............................................    7
           (b)   Conditions to Exercise...................................    8
   3.4     Terms and Conditions of Stock Awards...........................    8
   3.5     Terms and Conditions of Performance Unit Awards................    8
           (a)   Payment..................................................    8
           (b)   Conditions to Payment....................................    8
   3.6     Treatment of Awards Upon Termination of Employment.............    9

SECTION 4  RESTRICTIONS ON STOCK..........................................    9
   4.1     Escrow of Shares...............................................    9
   4.2     Restrictions on Transfer.......................................    9

SECTION 5  GENERAL PROVISIONS.............................................    9
   5.1     Withholding....................................................    9
   5.2     Changes in Capitalization; Merger; Liquidation.................   10
   5.3     Cash Awards....................................................   10
   5.4     Compliance with Code...........................................   10
   5.5     Right to Terminate Employment..................................   10
   5.6     Non-alienation of Benefits.....................................   11
   5.7     Restrictions on Delivery and Sale of Shares; Legends...........   11
   5.8     Listing and Legal Compliance...................................   11
   5.9     Termination and Amendment of the Plan..........................   11
   5.10    Stockholder Approval...........................................   11
   5.11    Choice of Law..................................................   11
   5.12    Effective Date of Plan.........................................   11

                            ROPER INDUSTRIES, INC.
                           2000 STOCK INCENTIVE PLAN


                            SECTION I.  DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  "Board of Directors" means the board of directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Compensation Committee of the Board of Directors.

          (d)  "Company" means Roper Industries, Inc. or any successor thereto.

          (e) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Subsidiary of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (g)  "Fair Market Value" with regard to a date means:

               (1) the average of the high and low prices at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the NASDAQ Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal,

               (2) if Stock is not traded on a securities exchange, but is reported by the NASDAQ Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street Journal,

               (3) if such market information is not published on a regular basis, the average of the high bid and low asked prices of Stock in the over-the-counter market on that date or the last business day prior to that date, as reported by the NASDAQ Stock Market, or, if not so reported, by a generally accepted reporting service, or

               (4) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

               (h)  "Incentive Stock Option" means an option contemplated by the
                     ----------------------
               provisions of Code Section 422 or any successor thereto.

               (i)  "Option" means a Non-Qualified Stock Option or an Incentive
                     ------
               Stock Option

               (j)  "Non-Qualified Stock Option" means an option that is not
                     --------------------------
               designated as, or otherwise intended to be, an Incentive Stock Option.

               (k)  "Over 10% Owner" means an individual who at the time an
                     --------------
               Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

               (l)  "Participant" means an individual who receives a Stock
                     -----------
               Incentive hereunder.

               (m)  "Performance Unit Award" refers to a performance unit award
                     ----------------------
               as described in Section 3.5.

               (n)  "Plan" means the Roper Industries, Inc. 2000 Stock Incentive
                     ----
               Plan.

               (o)  "Stock" means Company's common stock, par value $.01.
                     -----

               (p)  "Stock Appreciation Right" means a stock appreciation right
                     ------------------------
               described in Section 3.3.

               (q)  "Stock Award" means a stock award described in Section 3.4.
                     -----------

               (r)  "Stock Incentive Agreement" means an agreement between the
                     -------------------------
               Company and a Participant or other documentation evidencing an award of a Stock Incentive.

               (s)  "Stock Incentive Program" means a written program
                     -----------------------
               established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

               (t)  "Stock Incentives" means, collectively, Incentive Stock
                     ----------------
               Options, Non-Qualified Stock Options, Performance Units, Stock Appreciation Rights and Stock Awards.

               (u)  "Subsidiary" means any corporation (other than the Company)
                     ----------
               in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Subsidiary shall include any entity other than a corporation to the extent permissible under Code Section 424(f) and applicable regulations and rulings thereunder.

               (v)  "Termination of Employment" means the termination of the
                     -------------------------
               employee-employer relationship between a Participant and the Company and its affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

                     SECTION 2.  THE STOCK INCENTIVE PLAN

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, key employees and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company, to acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

     2.2  Stock Subject to the Plan. Subject to adjustment in accordance with
Section 5.2, 1,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding under the Plan Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3 Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, key employees and consultants of the Company or its affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, key employees and consultants of the Company, or any affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of Stock with respect to which options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

                     SECTION 3.  TERMS OF STOCK INCENTIVES

     3.1  Terms and Conditions of All Stock Incentives.

          (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. The maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any fiscal year of the Company to any employee may not exceed 100,000, subject to adjustment in accordance with Section 5.2. In applying this limitation, if an Option or Stock Appreciation Right, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant of shares of Stock, as the case may be, against the affected employee's 100,000 limit for the appropriate fiscal year.

          (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive

          Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

          (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms of, and the satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

          (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (e) Unless otherwise permitted by the Committee, Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned beyond the limitations set forth in this Section 3.1(e).

     3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as such. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a)  Option Price. Subject to adjustment in accordance with Section
               ------------
          5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than 85% of the Fair Market Value on the date the Option is granted; unless the Option is an Incentive Stock Option in which case the Exercise Price may not be less than 100% of Fair Market Value. In addition, with respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted. The Exercise Price of an Option may not be reduced by the Committee following its date of grant.

          (b)  Option Term. Any Incentive Stock Option granted to a Participant
               -----------
          who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

          (c)  Payment. Payment for all shares of Stock purchased pursuant to
               -------
          exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

          (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or

          (ii) in an exercise effected through delivery of an irrevocable notice of exercise to a broker.

          In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

          (d)  Conditions to the Exercise of an Option. Each Option granted
               ---------------------------------------
          under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon any change in control described by the Stock Incentive Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e)  Termination of Incentive Stock Option. With respect to an
               -------------------------------------
          Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a Non-Qualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)  Special Provisions for Certain Substitute Options.
               -------------------------------------------------
          Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The base amount on which a Stock Appreciation Right is calculated shall not be reduced by the Committee following its date of grant.

          (a)  Settlement. Upon settlement of a Stock Appreciation Right, the
               ----------
          Company must pay to the Participant
          the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Exercise. Each Stock Appreciation Right granted
               ----------------------
          under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4  Terms and Conditions of Stock Awards.

          (a) The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. Subject to Subsections (b) and (c) below, the Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

          (b) Any Stock Award containing forfeitability provisions shall generally vest over a period of no less than three (3) years.

          (c) Any Stock Award that does not contain forfeitability provisions shall be granted only in lieu of salary or cash bonuses otherwise payable to a Participant and may be granted at up to a 15% discount to the Fair Market Value of the Stock as of the date of grant, but only if the Stock is subject to material restrictions on transferability.

     3.5 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of a number of shares of Stock having Fair Market Value equal to the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a)  Payment. Payment in respect of Performance Unit Awards shall be
               -------
          in the form of shares of Stock (valued at Fair Market Value as of the date payment is owed), all on such terms and conditions as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Payment. Each Performance Unit Award granted under
               ---------------------
          the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.6 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

                       SECTION 4.  RESTRICTIONS ON STOCK

     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                        SECTION 5.  GENERAL PROVISIONS

     5.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  Changes in Capitalization; Merger; Liquidation.

          (a) The number of shares of Stock reserved for the grant of Options, Performance Unit Awards, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Performance Unit Award and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Appreciation Right pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the capital structure of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, extraordinary dividend, reorganization, change in capital structure or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and or unvested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

     5.5 Right to Terminate Employment or Services. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or to continue to provide services in any other respect or to affect the right of the Company or any of its affiliates to terminate the Participant's employment or other relationship at any time.

     5.6 Non-Alienation of Benefits. Other than as specifically provided herein or pursuant to the terms of the applicable Stock Incentive Agreement or Stock Incentive Program, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.9 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

     5.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

     5.11 Choice of Law. The laws of Delaware shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.12 Effective Date of Plan. This Plan was approved by the Board of Directors as of December 24, 1999, and shall become effective upon its approval by the Company's shareholders.

                                                 ROPER INDUSTRIES, INC.


                                                 By:__________________________

                                                 Title:_______________________

                        TIME-PHASED VOTING INSTRUCTIONS
                            ROPER INDUSTRIES, INC.

                     Voting Procedures - Beneficial Owners
                    Common Stock of Roper Industries, Inc.

To All Banks, Brokers and Nominees:

Roper Industries, Inc. ("Roper") shareholders who were holders of record on January 31, 2000 and who acquired Roper Common Stock on or before January 31, 1996, will be entitled to cast five votes per share at the Annual Meeting to be held March 17, 2000. Those holders of record who acquired their shares after January 31, 1996 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split in the form of a 100% stock dividend and which have been held since without any change in beneficial ownership shall be entitled the same number of votes as the original shares with respect to which they were distributed.

To enable Roper to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES FOR WHICH BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

                              VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of January 31, 2000.

_______ shares beneficially owned ON or BEFORE January 31, 1996 entitled to five votes each.

_______ shares beneficially owned and acquired AFTER January 31, 1996 entitled to one vote each.

If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

You do not have to tabulate votes. Only record the number of shares shown on the "Vote Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER January 31, 1996.

If you are a broker, do not confirm shares. Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

If you are a bank, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Vote Confirmation". The beneficial owner may return the Proxy Card either to you or to Roper Industries, Inc., c/o Trust Company Bank, Corporate Trust Department, P.O. Box 4625, Atlanta, Georgia 30302.

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, (ii) FOR the adoption of the Employee Stock Purchase Plan and (iii) FOR the adoption of the Stock Incentive Plan.


                            ROPER INDUSTRIES, INC.

            This Proxy for the 2000 Annual Meeting of Shareholders
               is Solicited on Behalf of the Board of Directors

     At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 17, 2000 at the corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622, and all adjournments thereof, Derrick N. Key and Martin S. Headley, and each of them, are authorized to represent me and vote my shares on the following:

Item

     1.   To elect three (3) Directors;

     2. To vote on the adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");

     3. To vote on the adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and

     4.   To transact any other business properly brought before the meeting.

INSTRUCTION:  In the tables on the reverse side indicate the number of shares voted FOR, AGAINST, or ABSTAIN FOR or WITHHOLD AUTHORITY as to each nominee for Director.

                                    (Continued and to be signed on reverse side)


                                "Address Label"

(Continued from other side)

                                                                Shares beneficially owned on or BEFORE January 31, 1996
                                                                        (Post number of shares, not number of votes)
                                                                -------------------------------------------------------------
                                                                         FOR               AGAINST               ABSTAIN
                                                                         ---               -------               -------
1. Directors
   Wilbur J. Prezzano                                               -------------      ----------------       --------------
   George Graf Schall-Riaucour                                      -------------      ----------------       --------------
   Eriberto R. Scocimara                                            -------------      ----------------       --------------

2. To vote on the adoption of the Roper Industries, Inc.
   Employee Stock Purchase Plan (the "Employee Stock
   Purchase Plan");                                                 -------------      ----------------       --------------

3. To vote on the adoption of the Roper Industries, Inc.
   2000 Stock Incentive Plan (the "Stock Incentive
   Plan"); and                                                      -------------      ----------------       --------------

4. To approve the transaction of any other business
   properly brought before the meeting.                             -------------      ----------------       --------------

                                                                Shares beneficially owned and acquired AFTER January 31, 1996
                                                                        (Post number of shares, not number of votes)
                                                                -------------------------------------------------------------
                                                                         FOR               AGAINST               ABSTAIN
                                                                         ---               -------               -------
1. Directors
   Wilbur J. Prezzano                                               -------------      ----------------       --------------
   George Graf Schall-Riaucour                                      -------------      ----------------       --------------
   Eriberto R. Scocimara                                            -------------      ----------------       --------------

2. To vote on the adoption of the Roper Industries, Inc.
   Employee Stock Purchase Plan (the "Employee Stock
   Purchase Plan_";                                                 -------------      ----------------       --------------

3. To vote on the adoption of the Roper Industries, Inc.
   2000 Stock Incentive Plan (the "Stock Incentive
   Plan"); and                                                      -------------      ----------------       --------------

4. To approve the transaction of any other business
   properly brought before the meeting.                             -------------      ----------------       --------------

                                                      POST ONLY RECORD POSITION:
                                                           DO NOT TABULATE VOTES

                                   Dated _________________________________, 2000
                                   _____________________________________________
                                   _____________________________________________
                                   Signature of Shareholder
                                   Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

                         [LOGO OF ROPER APPEARS HERE]

                            ROPER INDUSTRIES, INC.

                              160 Ben Burton Road
                             Bogart, Georgia 30622
                                 706-369-7170

February 4, 2000



Dear Roper Industries, Inc. Employees' Retirement Savings 003 and/or 004 Plan (the "Plan") Participant:

     Please find enclosed Roper's 1999 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their March 17, 2000 Annual Meeting.

     As a participant in the Plan by virtue of your employment you have elected that certain contributions to the Plan on your behalf be invested in Roper's Common Stock acquired in the open market. All shares of Roper Common Stock so held for the benefit of Plan participants as of the record date (January 31, 2000) for the 2000 Annual Meeting of Shareholders will be voted by the Plan Trustee. In casting its votes, the Plan Trustee will consider the voting preferences of those Plan participants who have invested in Roper Common Stock.

     Accordingly, I encourage you to complete the enclosed card, sign and date it, and return it to the Plan Trustee in the envelope provided. The cards must be received by March 17, 2000 in order to be considered by the Plan Trustee.


Sincerely,

/s/ Derrick N. Key

Derrick N. Key
Chairman of the Board,
President and CEO

Enclosures

                            ROPER INDUSTRIES, INC.
  EMPLOYMENT RETIREMENT SAVING PLAN 003 PARTICIPANT VOTING PREFERRED FOR THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated.



                                       _________________________________________
                                       Signature of Plan Participant
                                       (Please sign your name as it appears on
                                       this Proxy.)

                                       _________________________________________
                                       Social Security No.

Dated February 4, 2000
(Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, (ii) FOR the adoption of the Employee Stock Purchase Plan and (iii) FOR the adoption of the Stock Incentive Plan.

  At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 17, 2000 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin S. Headley and each of them are authorized to represent me and vote may shares on the following:

     1.   The election of three (3) Directors.  The nominees are:

          Wilbur J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

          [_]  For all nominees listed above.

          [_] For all nominees listed above except those selected nominees written on the line below:
          ______________________________________________________________________
          (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

          [_]  WITHHOLD AUTHORITY to vote for all nominees listed above.

     2. To approve the proposed adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");
          [_]  For               [_]  Against              [_]  Abstain

     3. To approve the proposed adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and
          [_]  For               [_]  Against              [_]  Abstain

     4. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.
          [_]  For               [_]  Against              [_]  Abstain

                            ROPER INDUSTRIES, INC.
  EMPLOYMENT RETIREMENT SAVING PLAN 004 PARTICIPANT VOTING PREFERRED FOR THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated.



                                       _________________________________________
                                       Signature of Plan Participant
                                       (Please sign your name as it appears on
                                       this Proxy.)

                                       _________________________________________
                                       Social Security No.

Dated February 4, 2000
(Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, (ii) FOR the adoption of the Employee Stock Purchase Plan and (iii) FOR the adoption of the Stock Incentive Plan.

  At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 17, 2000 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin S. Headley and each of them are authorized to represent me and vote may shares on the following:

     1.   The election of three (3) Directors.  The nominees are:

          Wilbur J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

          [_]  For all nominees listed above.

          [_] For all nominees listed above except those selected nominees written on the line below:
          ______________________________________________________________________
          (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

          [_]  WITHHOLD AUTHORITY to vote for all nominees listed above.

     2. To approve the proposed adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");
          [_]  For               [_]  Against               [_]  Abstain

     3. To approve the proposed adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and
          [_]  For               [_]  Against               [_]  Abstain

     4. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.
          [_]  For               [_]  Against               [_]  Abstain

                              [LOGO APPEARS HERE]

                            ROPER INDUSTRIES, INC.

                              160 Ben Burton Road
                             Bogart, Georgia 30622
                                 706-369-7170

February 4, 2000



Dear Shareholder:

  The enclosed Roper Industries, Inc. proxy card is different from the usual proxy card. Not only does it provide for you to give instructions as to how to vote your Roper Common Stock, but it also provides a place for you to confirm the number of shares you beneficially own on the date shown on the card. This, in turn, will indicate how many votes you will be entitled to cast at the Annual Meeting of Shareholders to be held on March 17, 2000.

  The number of votes to which you will be entitled depends generally on when you acquired your shares and whether or not there has been any change since the date of acquisition in the "beneficial ownership" of your Common Stock, as that phrase is defined in Roper's Restated Certificate of Incorporation ("Certificate of Incorporation").

  For example, if you purchased all of your Common Stock after January 31, 1996, you will have one vote per share. If you acquired your shares on or before January 31, 1996 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share.

  Also, you may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

  Even though you have acquired shares after January 31, 1996, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

  It is important that you provide the information confirming the beneficial ownership of your shares in the space provided on the card. If you do not provide this information, you will be entitled to one vote per share for all shares covered by the proxy.

Very truly yours,

/s/ Derrick N. Key

Derrick N. Key
President & Chief Executive Officer

                            ROPER INDUSTRIES, INC.
This proxy for the 2000 Annual Meeting of Shareholders is Solicited on Behalf of
                            the Board of Directors
                              VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of January 31, 2000.

__________ shares beneficially owned ON or BEFORE January 31, 1996 entitled to five votes each.

__________ shares beneficially owned and acquired AFTER January 31, 1996 entitled to one vote each.
If no confirmation is provided, all shares voted will be entitled to one vote each.

                                            The undersigned instructs that this
                                            Proxy be voted as marked.

                                            ____________________________________

                                            ____________________________________
                                               Signature of Shareholder(s)

                                            Please sign your name as it appears
                                            on this Proxy, in case of joint
                                            ownership, all should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian
                                            give full title as such.

                                            Date:_________________________, 2000
                                                (continue on reverse side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, (ii) FOR the adoption of the Employee Stock Purchase Plan and (iii) FOR the adoption of the Stock Incentive Plan.

     At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 17, 2000 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogart Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin S. Headley and each of them are authorized to represent me and vote may shares on the following:

     1.   The election of three (3) Directors. The nominees are:

          Wilbur J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

          [_]  For all nominees listed above.

          [_] For all nominees listed above except those selected nominees written on the line below:

     ---------------------------------------------------------------------------
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

          [_]  WITHHOLD AUTHORITY to vote for all nominees listed above.

     2. To approve the proposed adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");
          [_] For   [_] Against    [_] Abstain

     3. To approve the proposed adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and
          [_] For   [_] Against    [_] Abstain

     4. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.
          [_] For   [_] Against    [_] Abstain

                         [LOGO OF ROPER APPEARS HERE]

                            ROPER INDUSTRIES, INC.

                              160 Ben Burton Road
                             Bogart, Georgia 30622
                                 706-369-7170


February 4, 2000



Dear Shareholder of Record:

     The enclosed Roper Industries, Inc. proxy card is furnished to you as a holder of record of shares of Roper Common Stock as of January 31, 2000, the record date for the Annual Meeting of Shareholders to be held on March 17, 2000. Not only does it provide for you to give instructions as to how to vote your Common Stock, but it also indicates the number of such shares held of record entitled to five votes and the number of such shares entitled to one vote, according to Roper's shareholder records. The number of votes per share to which you are entitled depends generally on when you acquired your Common Stock and whether or not there has been any change since the date of acquisition in the "beneficial ownership" of your Common Stock, as that phrase is defined in Roper's Restated Certificate of Incorporation ("Certificate of Incorporation").

     For example, if you acquired all of your Common Stock after January 31, 1996, you will have one vote per share. If you acquired your shares on or before January 31, 1996 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share. You may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

     Even though you have acquired shares after January 31, 1996, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

     If you believe the number of your shares held of record indicated to be entitled to five votes and one vote is incorrect, you should follow the procedures set out in the Proxy Statement which accompanies the proxy card.

     You also may own additional shares of Roper Common Stock in "street name" through bank or brokerage accounts. If so, you will receive a different proxy card with respect to those shares which you should complete to vote such additional shares at the Annual Meeting.

Very truly yours,

/s/ Derrick N. Key

Derrick N. Key
President & Chief Executive Officer

                            ROPER INDUSTRIES, INC.
This proxy for the 2000 Annual Meeting of Shareholders is Solicited on Behalf of
                            the Board of Directors

     The undersigned instructs that this Proxy be voted as marked.

                                              _________________________________

                                              _________________________________
                                                Signature of Shareholder(s)

                                              Please sign your name as it
                                              appears on this Proxy. In case of
                                              multiple or joint ownership, all
                                              should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian give full
                                              title as such.

                                              Date:_______________________, 2000
                                                 (Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, (ii) FOR the adoption of the Employee Stock Purchase Plan and (iii) FOR the adoption of the Stock Incentive Plan.

     At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 17, 2000 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogert Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin S. Headley and each of them are authorized to represent me and vote may shares on the following:

     1.   The election of three (3) Directors. The nominees are:

          Wilbur J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

          [_]  For all nominees listed above.

          [_] For all nominees listed above except those selected nominees written on the line below:

     ---------------------------------------------------------------------------
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

          [_]  WITHHOLD AUTHORITY to vote for all nominees listed above.

     2. To approve the proposed adoption of the Roper Industries, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");
          [_] For   [_] Against    [_] Abstain

     3. To approve the proposed adoption of the Roper Industries, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"); and
          [_] For   [_] Against    [_] Abstain

     4. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.
          [_] For   [_] Against    [_] Abstain